188 P1 06/18

SUPPLEMENT DATED JUNE 1, 2018

TO THE PROSPECTUS DATED JANUARY 1, 2018

OF

TEMPLETON CHINA WORLD FUND

The prospectus is amended as follows:

I. The following replaces the “Annual Fund Operating Expenses” table and “Example” table in the “Fund Summary – Fees and Expenses of the Fund” section on page 3:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Advisor Class
Management fees	1.30%	1.30%	1.30%	1.30%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses[1]	0.36%	0.36%	0.16%	0.36%
Total annual Fund operating expenses[1]	1.91%	2.66%	1.46%	1.66%
Fee waiver and/or expense reimbursement[2]	-0.06%	-0.06%	-0.06%	-0.06%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	1.85%	2.60%	1.40%	1.60%

1. Other expenses of the Fund have been restated to exclude non-recurring prior period expenses and for Class R6 shares, to reflect current fiscal year expenses. If the non-recurring prior period expenses were included in the table above, the amounts stated would have been greater. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and expenses and certain non-routine expenses) for each class of the Fund do not exceed 1.60% through May 31, 2019. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

II. The following replaces the “Example” table in the “Fund Summary – Fees and Expenses of the Fund” section on page 3:

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 752	$ 1,135	$ 1,542	$ 2,675
Class C	$ 363	$ 821	$ 1,405	$ 2,989
Class R6	$ 143	$ 456	$ 792	$ 1,741
Advisor Class	$ 163	$ 518	$ 897	$ 1,960
If you do not sell your shares:
Class C	$ 263	$ 821	$ 1,405	$ 2,989

III. The paragraph under the heading “Fund Summary – Purchase and Sale of Fund Shares” section on page 8 is replaced with the following:

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030), or by telephone at (800) 632‑2301. For Class A and C, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under “Your Account — Choosing a Share Class — Qualified Investors — Class R6” and “— Advisor Class” in the Fund’s prospectus. There is no minimum investment for subsequent purchases.

Please keep this supplement with your prospectus for future reference.